Gartmore Variable Insurance Trust                          PROSPECTUS
(formerly Nationwide(R) Separate Account Trust)            December 19, 2002

                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.




-    Strong GVIT Mid Cap Growth Fund
     (formerly Strong NSAT Mid Cap Growth Fund)
     (Class I, Class III and Class IV Shares)

-    Dreyfus GVIT Mid Cap Index Fund
     (formerly Dreyfus NSAT Mid Cap Index Fund)
     (Class I, Class II and Class III Shares)

-    Turner GVIT Growth Focus Fund
     (formerly Turner NSAT Growth Focus Fund)
     (Class I, Class II and Class III Shares)

-    Comstock GVIT Value Fund
     (formerly Federated GVIT Equity Income Fund)
     (Class I and Class IV Shares)

-    J.P. Morgan GVIT Balanced Fund
     (formerly J.P. Morgan NSAT Balanced Fund)
     (Class I and Class IV Shares)

-    MAS GVIT Multi Sector Bond Fund
     (formerly MAS NSAT Multi Sector Bond Fund)
     (Class I and Class III Shares)

-    Federated GVIT High Income Bond Fund
     (formerly Federated NSAT High Income Bond Fund)
     (Class I and Class III Shares)

TABLE  OF  CONTENTS

================================================================================


FUND  SUMMARIES

STRONG GVIT MID CAP GROWTH FUND . . . . . . . . . . . . . 3
(FORMERLY STRONG NSAT MID CAP GROWTH FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

DREYFUS GVIT MID CAP INDEX FUND . . . . . . . . . . . . . 6
(FORMERLY DREYFUS NSAT MID CAP INDEX FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

TURNER GVIT GROWTH FOCUS FUND . . . . . . . . . . . . . . 9
(FORMERLY TURNER NSAT GROWTH FOCUS FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

COMSTOCK GVIT VALUE FUND . . . . . . . . . . . . . . . . 12
(FORMERLY FEDERATED GVIT EQUITY INCOME FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

J.P. MORGAN GVIT BALANCED FUND . . . . . . . . . . . . . 15
(FORMERLY J.P. MORGAN NSAT BALANCED FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MAS GVIT MULTI SECTOR BOND FUND. . . . . . . . . . . . . 18
(FORMERLY MAS NSAT MULTI SECTOR BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

FEDERATED GVIT HIGH INCOME BOND FUND . . . . . . . . . . 21
(FORMERLY FEDERATED NSAT HIGH INCOME BOND FUND)
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUNDS. . . . . . . . . . . . . . . . . . .24
Principal Investments and Techniques
Principal Risks
Temporary Defensive Positions
Multi-Management Structure

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . 28
Management's Discussion of Fund Performance
Investment Management
Multi-Management Structure

BUYING AND SELLING FUND SHARES. . . . . . . . . . . . . .41
Who can Buy Shares of the Funds
Purchase Price
Selling Shares
Restrictions on Sales
Short-Term Trading Fees
Distribution Plan

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . 43
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . 44

ADDITIONAL INFORMATION . . . . . . . . . . . . . BACK COVER

FUND  SUMMARIES

================================================================================


This prospectus provides information about seven funds (the "Funds") offered by Gartmore Variable Insurance Trust (the "Trust") (formerly Nationwide Separate Account Trust). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare each Fund with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Funds" beginning on page 24. "You" and "your" refer to both direct shareholders and contract holders who invest in the Funds indirectly through their variable annuity contracts and/or variable life insurance policies.

The Fund Summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.



A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity contract or variable life insurance policy (each a "variable insurance contract"). You will find details about how your variable insurance contract works in the accompanying prospectus.

This prospectus provides information with respect to: the following classes of the Funds, which constitute all available classes at this time:

Strong GVIT Mid Cap Growth Fund

     -    Class I
     -    Class III
     -    Class IV

Dreyfus GVIT Mid Cap Growth Fund

     -    Class I
     -    Class II
     -    Class III

Turner GVIT Growth Fund

     -    Class I
     -    Class II
     -    Class III

Comstock GVIT Value Fund

     -    Class I
     -    Class IV

J.P. Morgan GVIT Balanced Fund

     -    Class I
     -    Class IV

MAS GVIT Multi Sector Bond Fund

     -    Class I
     -    Class III

Federated GVIT High Income Bond Fund

     -    Class I
     -    Class III

The share classes have different expenses and are available for purchase through different variable insurance contracts. For more information about who may purchase the different share classes, see "Buying and Selling Fund Shares" on page 36 for more information

Each Fund employs a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust (GMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for a Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See "Management-Multi-Management Structure" for more information.

FUND SUMMARIES - STRONG GVIT MID CAP GROWTH FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Strong GVIT Mid Cap Growth Fund seeks capital growth.

Gartmore Mutual Fund Capital Trust (GMF) has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund focuses on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. Under normal conditions, the Fund invests a least 80% of its net assets in equity securities issued by mid capitalization companies. These are companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment but its portfolio can include stocks of companies of any size. As of June 30, 2002, the Russell Midcap(R) Index,(1) published by the Frank Russell Company, consisted of approximately 800 securities of companies with market capitalizations ranging between $10.8 billion and $1.3 billion. Due to market fluctuations, the current market capitalizations may be higher or lower over time. The subadviser may decide to sell a stock when the company's growth prospects become less attractive. The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long- or the shortterm benefits of frequent portfolio trading outweigh such costs.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer mid cap companies may be riskier than investments in larger, more established companies. The stocks of mid companies are usually less stable in price and less liquid than the stocks of larger companies.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if the subadviser believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 24.

_______________

1 The Russell Midcap(R) Index is a registered servicemark of the Frank Russell Company which does not sponsor and is no way affiliated with the Fund.

FUND SUMMARIES - STRONG GVIT MID CAP GROWTH FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     14.60%
1999     84.80%
2000    -15.40%
2001    -30.30%

Best  Quarter:      42.4%     4th Qtr. of 1999
Worst  Quarter:    -33.5%     3rd Qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                               ONE       SINCE
                              YEAR    INCEPTION(2)
                             -------  ------------
Class I shares(1)            -30.31%         6.04%
Class III shares(3)          -30.31%         6.04%
Class IV shares(3)           -30.31%         6.04%
The Russell Midcap Index(4)  -20.15%         6.23%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on October 31, 1997.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

4 The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES  AND  EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS III   CLASS IV
                                        --------  ----------  ---------
Shareholder Fees(1)
  (paid directly from your investment)
  Short -Term Trading Fee
    (as a percentage of amount
    redeemed or exchanged)(2)               None       1.00%       None
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.90%       0.90%      0.90%
  Other Expenses(3)                        0.27%       0.27%      0.27%
=======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.17%    1.17%(4)      1.17%

Amount of Fee Waiver/Expense
  Reimbursements                        N/A       N/A             0.22%
=======================================================================
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/
REIMBURSEMENTS)                         N/A       N/A          0.95%(4)

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

FUND SUMMARIES - STRONG GVIT MID CAP GROWTH FUND

================================================================================


3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

4 "GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   119  $    372  $    644  $   1,420
Class III  $   119  $    372  $    644  $   1,420
Class IV   $    97  $    350  $    622  $   1,401

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Dreyfus GVIT Mid Cap Index Fund's investment objective is capital appreciation.

GMF has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index.(1)

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400 Index and in derivative instruments linked to the index.

The Fund attempts to have a correlation between its performance and that of the index of at least 0.95, before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.

The Fund generally invests in all 400 stocks in the S&P MidCap 400 Index in proportion to their weighting in the index. The S&P MidCap 400 Index is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations as of December 31, 2001 ranging between $225 million and $10.5 billion. Due to market fluctuations, the current market capitalization of the companies within the S&P MidCap 400 Index may be higher or lower over time. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The Fund may also use stock index futures as a substitute for the sale or purchase of securities.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS

Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in mid cap companies. Therefore, the impact of these factors on mid cap companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid cap companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INDEX FUNDS. The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchase and redemption of Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P MidCap 400 Index as closely as possible, it will tend to underperform the Index to some degree over time.

DERIVATIVES RISK. The Fund may invest in derivatives, particularly stock index futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 24.

---------------

1 "Standard & Poor's MidCap 400 Index" and "S&P" are trademarks of the McGraw-Hill Companies, Inc., which do not sponsor and are in no way affiliated with the Fund.

FUND SUMMARIES - DREYFUS GVIT MID CAP INDEX FUND

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     10.80%
1999     20.90%
2000     15.20%
2001     -1.30%

Best  quarter:      18.7%      4th qtr. of 1998
Worst  quarter:    -16.8%      3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                              ONE       SINCE
                              YEAR   INCEPTION(2)
                             ------  ------------
Class I shares(1)            -1.30%        10.54%
Class II shares(3)           -1.57%        10.26%
Class III shares(3)          -1.30%        10.54%
The S&P MidCap 400 Index(4)  -0.62%        13.30%

---------------

1 The existing shares of the Funds were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. Until September 27, 1999, the Fund was actively managed by three subadvisers; since that date, the Fund has been managed as an index fund, and its returns may have been affected by this change in investment strategy.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

4 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium- size U.S. companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not incur expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                 CLASS I   CLASS II   CLASS III
                                 --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your
  investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                     None       None       1.00%
----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                   0.50%      0.50%       0.50%
  Distribution and/or
    Service (12b-1) Fees             None      0.25%        None
  Other Expenses(3)                 0.26%      0.26%       0.26%
================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES                0.76%      1.01%       0.76%

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

FUND  SUMMARIES  -  DREYFUS  GVIT  MID  CAP  INDEX  FUND

================================================================================


EXAMPLE

This example shows what a you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $    78  $    243  $    422  $     942
Class II   $   103  $    322  $    558  $   1,236
Class III  $    78  $    243  $    422  $     942

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Turner GVIT Growth Focus Fund seeks long term capital appreciation.

GMF, the Fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in U.S. common stocks, American Depositary Receipts ("ADRs") and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The subadviser selects stocks that it believes have strong earnings growth potential by employing quantitative and fundamental research techniques. It invests in companies with strong earnings dynamics and sells those with deteriorating earnings prospects. The subadviser believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk.

MARKET CAPITALIZATION is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price.

The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization, therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 15 to 30 common stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have significant exposure to one or more sectors of the economy, such as the technology sector.

The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MID/SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return. Since the Fund normally uses a core portfolio of 15 to 30 stocks, this risk may be increased.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

SECTOR RISK. Companies that are generally in the same industry may be grouped together in broad categories called sectors. Sector risk is the risk that a certain sector of the economy (e.g., the health care or entertainment industry) may perform differently than other sectors or the market as a whole. As the subadviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector and the value of the Fund's investments may be more volatile than other funds that invest in a broader range of securities across different sectors.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or a part of the securities held by the Fund if it

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


believes doing so is in the best interest of the Fund. In addition, with respect to this Fund, a significant amount of portfolio turnover has been the result of short-term trading of the Fund's shares. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The annual total return shown in the bar does not include charges that will be imposed by variable annuity contracts or variable life insurance policies. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURN-CLASS I SHARES(1):

2001    -39.0%

Best quarter:      21.3%     4th qtr. of 2001
Worst quarter:    -39.0%     4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                ONE       SINCE
                               YEAR    INCEPTION(2)
                              -------  ------------
Class I shares(1)             -39.03%       -48.93%
Class II shares(3)            -39.23%       -49.06%
Class III shares(3)           -39.03%       -48.93%
Russell 1000 Growth Index(4)  -20.42%       -29.48%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operations on June 30, 2000.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

4 The Russell 1000 Growth Index is an unmanaged index of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (as of June 30, 2002, the market capitalization range of securities in the Russell 1000 was $1.3 billion to $309 billion). These returns do not include the effect of expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - TURNER GVIT GROWTH FOCUS FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY
PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS II   CLASS III
                                        --------  ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                            None       None       1.00%
-----------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.85%      0.85%       0.85%
  Distribution and/or
    Service (12b-1) Fees                    None      0.25%        None
  Other Expenses(3)                        0.43%      0.43%       0.43%
=======================================================================
TOTAL ANNUAL FUND
  OPERATING EXPENSES(4)                    1.28%      1.53%       1.28%

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

4 GMF has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) will not exceed 1.35% for the Class I, Class II and Class III shares. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.60% for Class I shares and Class III shares and 1.85% for Class II shares before GMF would be required to limit the Fund's expenses. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of other expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitation noted above. The Fund's ability to reimburse GMF in this manner only applies to fees paid or reimbursements made by GMF at some time within the first three years from the time the Fund commenced operations.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year   3 Years   5 Years   10 Years
           -------  --------  --------  ---------
Class I    $   130  $    406  $    702  $   1,545
Class II   $   156  $    483  $    834  $   1,824
Class III  $   130  $    406  $    702  $   1,545

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND
                 (FORMERLY FEDERATED GVIT EQUITY INCOME FUND)

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Comstock GVIT Value Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

GMF has selected Van Kampen Asset Management Inc. (VKAM) as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal market conditions, VKAM seeks to achieve the Fund's investment objective by investing in a portfolio of equity securities, consisting principally of common stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by VKAM to possess the potential for capital growth and income. VKAM generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in issuers of small-, medium-, or large-sized companies.

Portfolio securities are typically sold when VKAM's assessments of the capital growth and income potential of such securities materially change and factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes.

PRINCIPAL  RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor value-oriented stocks. Rather, the market could favor growth stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on value stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID/SMALL CAP RISK. To the extent the Fund invests in securities of medium size or small companies, these investments may be riskier than investments in larger, more established companies. The stocks of medium size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 24.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND
                 (FORMERLY FEDERATED GVIT EQUITY INCOME FUND)

================================================================================


PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     15.10%
1999     18.50%
2000    -10.60%
2001    -12.20%

Best quarter:      16.2%     4th qtr. of 1998
Worst quarter:    -13.8%     4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                        ONE       SINCE
                       YEAR    INCEPTION(2)
                      -------  ------------
Class I shares(1)     -12.15%         2.09%
Class IV shares(3)    -12.15%         2.09%
The S&P 500 Index(4)  -11.88%         7.02%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the Fund's previous subadviser managed the Fund.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements.

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FUND SUMMARIES - COMSTOCK GVIT VALUE FUND
                 (FORMERLY FEDERATED GVIT EQUITY INCOME FUND)

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                              CLASS I   CLASS IV
                                              --------  ---------
Shareholder Fees(1)
  (paid directly from your investment)            None       None
-----------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                0.79%      0.79%
  Other Expenses(2)                              0.28%      0.28%
=================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES             1.07%   1.07%(3)

Amount of Fee Waiver/Expense Reimbursements        N/A      0.12%
=================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                     N/A   0.95%(3)

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

3 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.95% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

          1 Year   3 Years   5 Years   10 Years
          -------  --------  --------  --------
Class I   $   109  $    340  $    590  $  1,306
Class IV  $    97  $    328  $    578  $  1,295

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The J.P. Morgan GVIT Balanced Fund seeks a high total return from a diversified portfolio of equity and fixed income securities.

GMF has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 50% of its net assets in equity securities and 30% of its net assets in fixed income securities (including U.S. government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the S&P 500 Index.

The subadviser researches companies' prospects over a relatively long period of time, often as much as five years. Each company is then ranked within its sector by its relative value. The subadviser looks for undervalued companies and sells them when they appear overvalued.

The subadviser focuses on three key investment decisions in attempting to add value through the fixed income portion of the Fund; specifically it concentrates on duration management, sector allocation and sector selection. The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higherrated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

The subadviser generally has a buy and hold strategy and does not engage in frequent portfolio securities trading. However, it has engaged in more frequent portfolio securities trading in order to take advantage of recent volatile markets. Frequent portfolio transactions will lead to higher transaction costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition

FUND SUMMARIES - J.P. MORGAN GVIT BALANCED FUND

================================================================================


changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds and other lower rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- increased price sensitivity to changing interest rates and to adverse economic and business developments

-    greater risk of loss due to default or declining credit quality

- greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and assetbacked securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with investments in U.S. companies. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks increase when investing in issuers located in emerging markets.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 24.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability -of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     8.10%
1999     0.90%
2000    -0.30%
2001    -3.80%

Best Quarter:    6.9%    1st qtr. of 1998
Worst Quarter:  -7.9%    3rd qtr. of 2001

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                               ONE       SINCE
                                              YEAR    INCEPTION(2)
                                             -------  ------------
Class I shares(1)                             -3.77%         1.45%
Class IV shares(3)                            -3.77%         1.45%
The S&P 500 Index(4)                         -11.88%         7.02%
The Lehman Brothers Aggregate Bond Index(4)    8.44%         6.97%

================================================================================


1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                              CLASS I     CLASS IV
                                              --------  ------------
Shareholder Fees(1)
  (paid directly from your investment)           None        None
--------------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                                0.74%      0.74%
  Other Expenses(2)                              0.27%      0.27%
====================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES             1.01%      1.01%(3)

Amount of Fee Waiver/Expense Reimbursements       N/A       0.10%
====================================================================
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                    N/A       0.91%(3)

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

3 GMF and the Trust have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.91% for the Fund's Class IV shares through at least October 1, 2004. The Fund is authorized to reimburse GMF for management fees previously waived and/or for the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the expenses of the Class IV shares of the Fund to exceed the expense limitation noted above. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell of your all shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                   1 Year   3 Years   5 Years   10 Years
                   -------  --------  --------  ---------
Class I            $   103  $    322  $    558  $   1,236
Class IV           $    93  $    312  $    548  $   1,227

FUND SUMMARIES - MAS GVIT MULTI SECTOR BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The primary objective of the MAS GVIT Multi Sector Bond Fund is to seek above average total return over a market cycle of three to five years.

GMF has selected Morgan Stanley Investments LP as a subadviser to manage the Fund's portfolio on a day-to-day basis. Under normal conditions, the Fund invests at least 80% of its net assets in fixed income securities. The Fund invests in a diversified portfolio of U.S. and foreign fixed income securities, including high yield securities (commonly referred to as "junk bonds") and emerging markets securities. The subadviser will use futures, swaps and other derivatives in managing the Fund.

The subadviser determines the Fund's overall maturity and duration targets and sector allocations. The portfolio managers then select particular securities for the Fund in various sectors within those overall guidelines. The subadviser may increase or decrease the Fund's exposure to interest rate changes based on its outlook for the economy, interest rates and inflation. The Fund invests varying amounts in U.S. and foreign securities (including emerging market securities), and investment grade and high yield securities, based on the subadviser's perception of their relative values.

The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs, if the subadviser believes that either the long- or the short-term benefits of frequent portfolio trading outweigh such costs.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower rated securities.

PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-backed and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, the Fund may have to reinvest the proceeds from prepayments at lower rates. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. Changes in prepayment rates can also make the price and yield of mortgage- and asset-backed securities volatile.

In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Extension risk is the risk that payments of principal may occur later than expected, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since the countries may have unstable governments, more volatile currencies and less established markets.

DERIVATIVES RISK. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or

================================================================================


interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments
-    Greater risk of loss due to default or declining credit quality
- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due
- Negative market sentiment towards high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PORTFOLIO TURNOVER RISK. The subadviser may engage in active and frequent trading of all or part of the securities held by the Fund if it believes that doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase volatility of the Fund.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page 24.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     2.60%
1999     1.60%
2000     5.60%
2001     4.20%

Best Quarter:     2.6%      4th qtr. of 1998
Worst Quarter:   -2.0%      3rd qtr. of 1998

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                             ONE      SINCE
                            YEAR   INCEPTION(2)
                            -----  ------------
Class I shares(1)           4.19%         3.61%
Class III shares(3)         4.19%         3.61%
Lehman Brothers Aggregate
  Bond Index(4)             8.44%         6.97%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the Fund's previous subadviser managed the Fund.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reim-

FUND SUMMARIES - MAS GVIT MULTI SECTOR BOND FUND

================================================================================


     bursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

4 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS III
                                       ---------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                        None           1.00%
------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.75%       0.75%
  Other Expenses(3)                        0.27%       0.27%
============================================================
TOTAL ANNUAL FUND OPERATING EXPENSES       1.02%       1.02%

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the shortterm trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                     1 Year   3 Years   5 Years   10 Years
                     -------  --------  --------  ---------
Class I              $   104  $    325  $    563  $   1,248
Class III            $   104  $    325  $    563  $   1,248

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


OBJECTIVE AND PRINCIPAL STRATEGIES

The Federated GVIT High Income Bond Fund seeks to provide high current income.

GMF has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund provides exposure to the high-yield, lower-rated corporate bond market. Under normal conditions, the Fund invests at least 80% of its net assets in corporate bonds that are considered below investment grade. There is no minimum acceptable rating for a security to be purchased or held in the Fund's portfolio.

The subadviser actively manages the Fund's portfolio, seeking to realize the potentially higher returns of high yield bonds by minimizing default risk and other risks through security selection and diversification. Some of the fixed income securities may be convertible into stock of the issuer or otherwise react more closely to movements of the stock market rather than the bond market.

The methods by which the subadviser attempts to reduce the risks involved in lower-rated securities include:

- Credit Research. The subadviser performs its own credit analysis in addition to using rating agencies and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The subadviser performs a credit- intensive, fundamental analysis of the financial records of an issuer which focuses on the financial condition of high yield issuers. In selecting a portfolio security, the subadviser also analyzes the issuer's business and product strength, competitive position and responsiveness to changing business and market conditions, management expertise, and financial condition and anticipated cash flow and earnings to assess whether the security's risk is commensurate with its potential return. In evaluating an issuer, the subadviser places special emphasis on the estimated current value of the issuer's assets rather than its historical cost.

- Diversification. The subadviser invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

- Economic Analysis. The subadviser analyzes current developments and trends in the economy and in the financial markets.

Fundamental analysis drives the sell process.

The fixed income securities that the Fund purchases include corporate debt securities, zero coupon securities, convertible securities and preferred stocks. The Fund may also invest in fixed income securities of issuers based outside the U.S.; however, the securities of foreign issuers in which the Fund invests are primarily traded in the U.S. and are denominated in U.S. dollars.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund is also subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities owned by the Fund. These risks are particularly strong for junk bonds or other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tends to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

-    Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

FOREIGN RISK. To the extent that the Fund invests in foreign securities, investments in foreign securities involve special risks which are not associated with U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning page 24.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility-or variability-of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The annual total returns shown in the bar chart do not include charges that will be imposed by variable annuity contracts or variable life insurance polices. If these amounts were reflected, returns would be less than those shown. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS-CLASS I SHARES(1):

1998     5.80%
1999     3.20%
2000    -8.30%
2001     4.20%

Best Quarter:     6.7%    4th qtr. of 2001
Worst Quarter:   -6.6%    4th qtr. of 2000

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001:

                                      ONE      SINCE
                                     YEAR   INCEPTION(2)
                                     -----  ------------
Class I shares(1)                    4.22%         1.58%
Class III shares(3)                  4.22%         1.58%
Lehman Brothers High Yield Index(4)  5.28%         1.24%

---------------

1 The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2    The Fund commenced operation on October 31, 1997.

3 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

4 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If this Index included expenses, the actual returns of this Index would be lower.

FUND SUMMARIES - FEDERATED GVIT HIGH INCOME BOND FUND

================================================================================


FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
WHEN BUYING AND HOLDING SHARES OF THE FUND.

                                        CLASS I   CLASS III
                                        --------  ----------
Shareholder Fees(1)
  (paid directly from your investment)
  Short-Term Trading Fee
    (as a percentage of amount
    redeemed)(2)                           None        1.00%
------------------------------------------------------------
Annual Fund Operating Expenses
  (deducted from Fund assets)
  Management Fees                          0.75%       0.75%
  Other Expenses(3)                        0.28%       0.28%
============================================================
TOTAL ANNUAL FUND OPERATING EXPENSES       1.03%       1.03%

---------------

1 In addition, variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expense are described in the variable insurance contract's prospectus.

2 A short-term trading fee of 1.00% may be charged for any Class III shares redeemed/exchanged within 60 days after the date they were acquired.

3 "Other Expenses" have been restated to reflect revised fees under the Fund's fund administration, transfer agency and custody agreements and other fee changes implemented for the current fiscal year.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds. This example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The example for Class III shares does not include the effect of the short-term trading fee. If you sell your shares without holding them more than 60 days, a short-term trading fee will be applied in addition to the other Fund operating expenses; as a result, the expenses you will pay if you engage in short-term trading will be higher than if you hold your shares for the entire period.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and the Fund's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                      1 Year   3 Years   5 Years   10 Years
                      -------  --------  --------  ---------
Class I               $   105  $    328  $    569  $   1,259
Class III             $   105  $    328  $    569  $   1,259

MORE ABOUT THE FUNDS

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TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund, except for the Dreyfus GVIT Mid Cap Index Fund, may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Funds may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information (SAI) contains additional information about the Funds including the Funds' other investment techniques. To obtain copy of the SAI, see the back cover.

GROWTH AND VALUE STOCKS (ALL FUNDS EXCEPT MULTI SECTOR BOND AND HIGH INCOME
BOND). Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

PREFERRED STOCK (HIGH INCOME BOND, COMSTOCK). Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks generally do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are usually subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES (COMSTOCK, HIGH INCOME BOND). Convertible securities-also known as convertibles-include debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of regular income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar nonconvertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

ZERO COUPON SECURITIES (HIGH INCOME BOND). Zero coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero coupon securities are sold at a deep discount.

Zero coupon securities may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than the value of bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero coupon securities are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of its assets at inappropriate times in order to generate cash to make distributions.

MORE ABOUT THE FUNDS

================================================================================


FLOATING AND VARIABLE RATE SECURITIES (BALANCED, MULTI SECTOR BOND, HIGH INCOME
BOND). Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variablerate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other securities. In addition, because they may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a Fund's income. A Fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

U.S. GOVERNMENT SECURITIES (BALANCED, MULTI SECTOR BOND). These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States
-    The Federal Home Loan Banks
-    The Federal National Mortgage Association (FNMA)
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC)
-    The Federal Farm Credit Banks.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and do contain some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. (BALANCED, MULTI SECTOR BOND). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage passthrough securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the Fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the subadviser expected. This can affect the maturity and volatility of the Fund and cause the Fund to be locked into securities with lower interest rates for longer periods of time.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities.

DERIVATIVES (MID CAP INDEX, COMSTOCK, MULTI SECTOR BOND). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

SOVEREIGN DEBT (MULTI SECTOR BOND). Sovereign debt includes:
- Fixed income securities issued or guaranteed by foreign governments and governmental agencies
- Fixed income securities issued by government owned, controlled or sponsored foreign entities
- Debt securities issued by entities created to restructure the fixed income securities issued by any of the above issuers

================================================================================


- Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external debt
- Participations in loans between foreign governments and financial institutions
- Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

SHORT SALES. (GROWTH FOCUS). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

DEPOSITARY RECEIPTS (GROWTH FOCUS). The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts
(ADRs). ADRs may not necessarily be denominated in the same currency as the underlying securities which they represent. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of securities issued by a foreign corporation. ADRs which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

PRINCIPAL RISKS

SMALL CAP RISK (COMSTOCK, GROWTH FOCUS). Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

-    lack depth of management
-    lack a proven track record
-    be unable to generate funds necessary for growth or development
- be developing or marketing new products or services for which markets are not yet established and may never become established
-    market products or services which may become quickly obsolete.

Certain small cap companies in which the Funds invest are in the technology related and biotechnology industries. Small cap companies in these industries may be subject to more abrupt or erratic price movements than small cap companies in other industries. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK (BALANCED, MID CAP GROWTH, GROWTH FOCUS, MULTI SECTOR BOND, HIGH INCOME BOND, COMSTOCK).

Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chance that a Fund may lose money.

COUNTRY-General securities market movements in any country in which a Fund has investments are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes or other taxation issues and certain custody and settlement risks.

FOREIGN MARKETS-A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. The factors can reduce the amount the Fund can earn on its investments.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale

MORE ABOUT THE FUNDS

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of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

CURRENCY-Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

MANAGEMENT

================================================================================


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following is management's discussion of the performance of the Funds for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the Funds during the year ended December 31, 2001. It also provides a look into the then current investment techniques and strategies of, and the outlook for, each Fund from the perspective of the Fund's subadviser from early in 2002. Particularly in light of unusually volatile market conditions since that time, the outlook for the future of the adviser or subadviser of the Fund may or may not have been realized.

STRONG GVIT MID CAP GROWTH FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Strong GVIT Mid Cap Growth Fund returned -30.31% versus -20.15% for its benchmark, the Russell MidCap Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year 2001 was a difficult one for growth stock investors and for the Fund. In essence, 2001 could be categorized as a tug of war between aggressive Federal Reserve policy and economic uncertainty, which was exacerbated by the events of Sept. 11. Fortunately, signs of relative normalcy began to emerge during the fourth quarter.

At this juncture, signs of an economic recovery continue to build. Almost incredibly, consumer spending never really faded, despite persistent fears and uncertainty about the negative impact of corporate layoffs and the sadness triggered by the terrorist attacks.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The move to a more aggressive interest-rate policy led us to shift our sector weightings. Although our move was slightly premature, we gradually increased our weighting in energy stocks as prospects for OPEC production cuts and a more balanced demand/supply situation began to take hold. In addition, we gradually reduced our weighting in defensive healthcare issues. Although earnings quality is a scarce commodity during an economic downturn, the valuations of many leading portfolio companies in the health-care sector had become too rich in our view. We also gradually increased our exposure to retailers, most notably specialty retailers.

Throughout the year, we gradually increased the Fund's technology exposure. Our increased weightings in this area were probably one to two quarters ahead of an actual fundamental turn, which detracted from shorter- term performance. However, the Fund's investments in data storage and data transport companies reflect our belief that these areas remain spending priorities and will be among the first technology segments to benefit from an economic rebound. Similarly, with electronic component inventories in better shape, the prospects for an inventory restocking cycle continue to build. This should have a positive impact on the operating results of several semiconductor manufacturers that the Fund currently holds.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

Although the magnitude of economic and corporate profit recovery is difficult to ascertain, earnings should improve as compared to 2001, valuations are more reasonable, and inflation is well contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. This should lead the market higher, since earnings growth drives stock prices. Of course, negative risks still remain. Another terrorist attack or economic shock is possible. But, risks never cease to exist. What changes is investor appreciation of the risks. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment, and we expect the market to follow this trend.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
              STRONG GVIT MID CAP GROWTH FUND (CLASS I SHARES) AND
                     THE S&P/BARRA MID CAP 400 GROWTH INDEX
                    AND THE RUSSELL MIDCAP INDEX(1),(2),(3)


            S&P/BARRA Mid Cap 400 Growth Index  Russell Midcap Index  Mid Cap Growth Fund
10/31/1997                               10000                 10000                10000
12/31/1997                               10197                 10520                10220
12/31/1998                               13750                 11582                11710
12/31/1999                               17703                 13694                21636
12/31/2000                               19324                 14823                18309
12/31/2001                               17784                 11836                12760

                 STRONG GVIT MID CAP GROWTH FUND-CLASS I SHARES
                          Average Annual Total Return
                        Periods ended December 31, 2001


                                         1 Year   Life(4)
                                         -------  -------
Class I shares                           -30.31%    6.04%
Class III shares(5)                      -30.31%    6.04%
Class IV shares                          -30.31%    6.04%

MANAGEMENT

================================================================================


---------------

1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Fund is changing the index to which it is compared from the S&P/Barra MidCap 400 Index to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.

3 The S&P/Barra MidCap 400 Growth Index-an unmanaged index of companies in the S&P 400 MidCap Index whose stocks have higher price-tobook ratios-gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra MidCap 400 Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

4    The Strong GVIT Mid Cap Growth Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III or Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III or Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

Past performance is not predictive of future performance.

DREYFUS GVIT MID CAP INDEX FUND

HOW DID YOUR FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the calendar year ended Dec. 31, 2001, the Dreyfus GVIT MidCap Index Fund returned -1.30% versus -0.62% for its benchmark, the S&P MidCap 400 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

As an index fund, the Fund closely tracked the return of the S&P MidCap 400 Index for the year ended Dec. 31, 2001. The primary difference between the Fund's performance and the Index's performance was the effect of Fund expenses and trading costs.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Among the top-performing industries in the Index were retail, recreational products and regional banks. The top-performing securities for the year were Activision, Inc.; Storage Technology Corp.; Airgas, Inc.; GTECH Holdings Corp.; and Williams-Sonoma, Inc. Among the worstperforming industries in the index were oilfield services, electric utilities and biotechnology. The worst-performing securities were TranSwitch Corp.; Newport Corp.; TriQuint Semiconductor Inc.; Macromedia Inc.; and Powerwave Technologies.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

There were no significant changes for the year. The Fund is designed to passively replicate the middle-capitalization U.S. equity market as represented by the S&P MidCap 400 Index. The Fund utilizes a strategy of full replication, which entails holding each stock in direct proportion to its weight in the Index. S&P MidCap 400 Index futures are used to efficiently manage cash flows.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
 DREYFUS GVIT MID CAP INDEX FUND (CLASS I SHARES) AND
          THE S&P MIDCAP 400 INDEX(1,2)

            S&P Mid Cap 400 Index  Mid Cap Index Fund
            ---------------------  ------------------
10/31/1997                  10000               10000
12/31/1997                  10541                9964
12/31/1998                  12553               11041
12/31/1999                  14406               13351
12/31/2000                  16928               15361
12/31/2001                  16823               15181


  DREYFUS GVIT MID CAP INDEX FUND(3)
    Average Annual Total Return
  Periods ended December 31, 2001

                      1 Year   Life(4)
                      ------   -------
CLASS I SHARES        -1.30%    10.54%
CLASS II SHARES(5)    -1.57%    10.26%
CLASS III SHARES(5)   -1.30%    10.54%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The S&P MidCap 400 Index-an unmanaged index of 400 stocks of medium- size U.S. companies and some Canadian companies-gives a broad look at how the stock prices of medium-size U.S. companies have performed. Unlike mutual funds, the S&P MidCap 400 Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

================================================================================


3 The performance shown includes performance for a period (prior to September 27, 1999) when the Fund had a subadviser other than the Fund's current subadviser.

4    The Dreyfus GVIT Mid Cap Index Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

Past performance is not predictive of future performance.

TURNER GVIT GROWTH FOCUS FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001 the Turner GVIT Growth Focus Fund returned -39.03% versus -20.42% for its benchmark, the Russell 1000 Growth Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year was one of the most brutal in history for growth stocks. The weakness in growth stocks reflected investors' belief that the earnings prospects of growth companies weren't bright enough in the short term to justify paying a premium for their shares, so the stocks fell hard. The Fund's performance pattern was typical of that of our other Turner growth-stock funds, which have tended to outperform in rising markets and underperform in falling markets. We buy the stocks of companies whose earnings are expected to exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which fall precipitously in bear markets.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

Our technology holdings detracted most from performance by far; they were richly priced and thus fell the most, more than the technology sector as a whole. Specifically, they declined 46%, versus a 26% drop by the Index's technology sector. In general, technology stocks, constituting 50% of the Fund's portfolio, were pounded due to investor worries about a spate of weak earnings reports, abruptly curtailed capital spending for hardware and software, and an intense skepticism about technology companies' earnings rebounding anytime soon.

The Fund was relatively heavily invested in technology, because we think tech companies have the strongest long-term earnings prospects. As we see it, pricing power is now weak, so companies will have to increase their sales volumes (instead of their prices) in an effort to boost earnings. In general, those companies that increase their sales volumes most successfully will be the companies that most effectively apply technology to innovate, boost productivity, and temper costs and prices, which should in turn drive demand for tech products and services.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

We believe the stock market bottomed last September. Since the stock market has historically bottomed three to nine months before the economy improves, we think that it has begun to reflect better times ahead. Going forward, we continue to emphasize stocks of companies that we think have the strongest earnings prospects, especially those that do well after the initial stage of an economic upswing, such as companies that provide data storage, enterprise software, electronic manufacturing, wireless communications, and financial transaction processing companies.

       COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                TURNER GVIT GROWTH FOCUS FUND AND
                THE RUSSELL 1000 GROWTH INDEX(1,2)

            Russell 1000 Growth Index  Turner NSAT Growth Focus Fund
            -------------------------  -----------------------------
6/30/2000                       10000                          10000
12/31/2000                       7442                           5970
12/31/2001                       5922                           3640


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       TURNER GVIT GROWTH FOCUS FUND
          Aggregate Total Return
      Periods ended December 31, 2001

                         1 Year    Life(3)
                        -------    -------
Class I shares          -39.03%    -48.93%
Class II shares(4)      -39.23%    -49.06%
Class III shares(4)     -39.03%    -48.93%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000 Index, with higher price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 1000(R) Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Turner GVIT Growth Focus Fund commenced operations June 30, 2000.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class II or Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class II or Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class II and Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares, and Class III shares have similar expenses before any fee waivers or reimbursements. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares and therefore are lower than those of Class I. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short Term Trading Fees" on page 42 for more information.

Past performance is not predictive of future performance.

COMSTOCK GVIT VALUE FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the Comstock GVIT Value Fund returned -12.15% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The year 2001 was a highly volatile one and quite negative for stocks. After an initial boost with an early-year surprise rate cut by the Federal Reserve, the bear market commenced in earnest. The broad economy weakened throughout the year, and the United States was declared to be in a recession. The Federal Reserve aggressively reduced short-term interest rates throughout the year. Then, on Sept. 11, America was attacked, causing the U.S. financial markets to close for four days. After the stock market reopened, each of the major indexes fell to new lows for the current bear market.

The Federal Reserve diligently continued to provide the market with much-needed liquidity. According to Bank of America, money growth is now the most rapid since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than had been expected. Their purchasing power was fueled by rebate checks, falling energy prices, and falling interest rates that caused a surge in mortgage refinancing and zero-interest automobile financing. The housing industry reported a record year in 2001.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's more conservative style and use of convertible securities helped significantly during the market's downturn. However, the Fund underperformed during the fourth quarter, largely due to its relatively conservative technology holdings, which did not participate as fully in the S&P 500 Index's fourth-quarter rally.

For the second consecutive year, the technology sector provided the largest negative contribution to the S&P 500 Index, down 26.41%. The utility sector fell 30.72%, the worst absolute decline, but this sector only represents 3.63% of the weight of the S&P 500 Index, compared to technology's weight of 18.31%. For the year, the Fund's technology holdings greatly outperformed the S&P 500 Index's technology sector. The Fund's best-performing holdings were in the defensive consumer staples sector.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

Early in the new year, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear to be much more reasonably valued. The Fund is positioned to enjoy a return to a positive market.

We continue to maintain the high quality of the Fund by holding common stocks of market-leading companies and convertible securities of which the lion's share are rated investment-grade.


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COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
     COMSTOCK GVIT VALUE FUND (CLASS I SHARES) AND
             THE S&P 500 INDEX(1,2,3)

            S&P 500 Index  Equity Income Fund
            -------------  ------------------
10/31/1997          10000               10000
12/31/1997          10642               10177
12/31/1998          13683               11717
12/31/1999          16565               13884
12/31/2000          15057               12409
12/31/2001          13268               10901

        COMSTOCK VALUE FUND
    Average Annual Total Return
  Periods ended December 31, 2001

                    1 Year   Life(4)
                    -------  -------
Class I shares      -12.15%    2.09%
Class IV shares(5)  -12.15%    2.09%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2002) when the Fund had a subadviser other than the Fund's current subadviser.

4    The Comstock GVIT Value Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements.

Past performance is not predictive of future performance.

J.P.  MORGAN GVIT BALANCED FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the J.P. Morgan GVIT Balanced Fund returned -3.77% versus -3.72% for its benchmark, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

In 2001, the broad market fell into negative territory for the second year in a row-the first time in more than 25 years.

The economy fell into recession, and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to abate the economic decline by easing interest rates an unprecedented 11 times, bringing the Fed Funds rate to the lowest level in 40 years, 1.75%.

A number of high-profile events, some company-specific, caused certain stocks and sectors to dramatically underperform. Examples included Enron Corp.'s bankruptcy, Providian Financial's collapse, pharmaceuticals companies' weak product pipelines, and the telecommunications sector cash flow crunch. Cyclical sectors such as retail and basic materials responded to the Federal Reserve's aggressive action to boost the economy, partially offsetting the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year, providing support to consumer-oriented sectors

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

While the turbulent equity markets of 2001 provided a challenging backdrop, the Fund slightly underperformed the benchmark for the year. The performance was driven by robust stock selection throughout the portfolio; stock picking added value in 15 of 19 sectors. An underweight position in Enron Corp. (-98.8%) was the largest contributor to performance as the company became the largest bankruptcy in U.S. history. However, an overweighted position in Providian Financial Corp. (+93.4%) hurt performance as the sub-prime lending category suffered from lower-than-expected fees and finance charges, and larger-than-expected credit losses.

Within the fixed-income portion, the portfolio maintained a long duration (measure of interest-rate sensitivity) position throughout 2001. After being underweight in the corporate sector for almost all of last year, we added to our holdings in late December when corporate bonds offered strong relative value.
We took advantage of the wider yield spreads and increased our positions.

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================================================================================


WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy during the coming months will be crucial in enabling the economy to begin a sustainable recovery.

As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE J.P.
 MORGAN GVIT BALANCED FUND (CLASS I SHARES), THE S&P 500
INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2,3)

            Balanced Fund  LB Aggr. Bond  S&P 500
            -------------  -------------  -------
10/31/1997          10000          10000    10000
12/31/1997          10146          10147    10642
12/31/1998          10965          11030    13683
12/31/1999          11060          10936    16565
12/31/2000          11021          12208    15057
12/31/2001          10617          13238    13268

  J.P.  MORGAN GVIT BALANCED FUND
   Average Annual Total Return
  Periods ended December 31, 2001

                    1 Year   Life(4)
                    -------  -------
Class I shares       -3.77%    1.45%
Class IV shares(5)   -3.77%    1.45%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Standard & Poor's 500 Index-an unmanaged index of 500 widelyheld stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The Fund contains both equity and fixed income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.

3 The performance shown includes performance for a period (prior to May 1, 2000) when the Fund had a subadviser other than J.P. Morgan Investment Management Inc.

4    The J.P. Morgan GVIT Balanced Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class IV shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar as what Class I shares produced. This is because Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements.

Past performance is not predictive of future performance.

MAS GVIT MULTI SECTOR BOND FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the MAS GVIT Multi Sector Bond Fund returned 4.19% versus 8.44% for its benchmark, the Lehman Brothers Aggregate Bond Index.

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The Fund's 2001 performance reflected very strong relative returns from U.S. investment-grade fixed-income and emerging market debt sectors. These gains were offset by below-Index returns from the U.S. high-yield and international investment-grade sectors. The strong U.S. investment-grade sector returns resulted from a combination of factors, including the positive effects of narrowing yield spreads on most corporate and mortgage-backed securities, our decision to overweight corporates and mortgages and exclude Treasuries, and strong security selection in these sectors.

In the emerging market debt sector, the relative outperformance is attributed largely to minimizing exposure to Argentine debt, which deteriorated throughout the year. Our high-yield debt returns also suffered due to our overweight position in telecommunication securities, which declined during the period, while our international sector holdings lagged, largely due to the effects of the strong U.S. dollar.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

U.S. investment-grade securities represented 62% of the Fund at the start of 2002 (versus a 50% index weight) with a continued emphasis on longer-maturity corporate issues and agency mortgage-backed securities. U.S. Treasury holdings are underweighted. High-yield debt holdings were 19% (versus a 15% Index weight) and international investment-grade securities were 8% (versus a 25% Index weight).

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WHAT IS YOUR VIEW OF THE FUND'S POSITION FOR THE FUTURE?

Our analysis in 2002 indicates that the best relative value among global fixed-income markets is in U.S. investment-grade corporate bonds with longer maturities. While the end of the Federal Reserve's "easing" cycle will reduce economic stimulus, we nevertheless view the expected economic recovery as generally benefiting high-quality corporate debt relative to U.S. Treasuries. Mortgage-backed securities are viewed to be fair value and are neutrally weighted. After several years of difficult conditions among high-yield issuers, particularly telecommunications, we believe the high-yield sector represents good value. The recent large monetary and fiscal stimulus actions will bring the economy back to normal growth, benefiting many high-yield issuers.

International debt holdings remain significantly underweighted, based on relative value considerations. However, emerging market debt is neutrally weighted, because we believe that economic recovery should revive exports from emerging countries. Generally, we continue to find many relative value opportunities in fixed-income markets and have positioned the portfolio to capture this value in the coming year.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
 MAS GVIT MULTI SECTOR BOND FUND (CLASS I SHARES) AND
   THE LEHMAN BROTHERS AGGREGATE BOND INDEX(1,2,3)

            LBAB Index  Multi Sector Bond Fund
            ----------  ----------------------
10/31/1997       10000                   10000
12/31/1997       10140                   10100
12/31/1998       10257                   10370
12/31/1999       10936                   10528
12/31/2000       12208                   11123
12/31/2001       13238                   11589

   MAS GVIT MULTI SECTOR BOND FUND
    Average Annual Total Return
  Periods ended December 31, 2001

                      1 Year   Life(4)
                      -------  -------
Class I shares         -4.19%    3.61%
Class III shares (5)   -4.19%    3.61%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2 The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers Aggregate Bond Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3 The performance shown includes performance for a period (prior to May 1, 2000) when the Fund had a subadviser other than Morgan Stanley Investments, LP.

4    The MAS GVIT Multi Sector Bond Fund commenced operations October 31, 1997.

5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information.

Past performance is not predictive of future performance.

FEDERATED GVIT HIGH INCOME BOND FUND

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the Federated GVIT High Income Bond Fund returned 4.22% versus 5.28% for its benchmark, the Lehman Brothers High Yield Index

WHAT OVERALL MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

The high-yield market underperformed the high-quality bond market in 2001. For example, the Lehman Brothers Aggregate Bond Index, a measure of high-quality bond performance, returned 8.44% versus 5.28% for the Lehman Brothers High Yield Index.

WHAT FACTORS/SECURITIES CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE?

The Fund's underweight in BB-rated securities (top-tier quality highyield bonds) negatively impacted performance as higher-quality bonds outperformed lower-quality bonds during the period. At the beginning of 2001, approximately 22.75% of the Fund's net assets were invested in securities rated BB or higher, compared to

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36.63% for the Lehman Brothers High Yield Index.  The higher-quality BB-rated sector of the market had a return of 11.90% for 2001, compared to a return of 2.73% for the B-rated securities. On the positive side, the Fund was favorably impacted by holdings in various companies which had previously traded at deeply discounted levels, including AEI Resources Inc., a coal mining company; ISG Resources Inc., a building materials company; Owens-Illinois, Inc., a manufacturer of packaging products; Agrilink Foods, Inc., a food packager; and Hanger Orthopedic Group, Inc., a health-care products manufacturer. The Fund also benefited from debt tenders by Collins & Aikman Floorcoverings Inc., Del Monte Foods Co.; Everest Healthcare Services Corp.; R&B Falcon Corp.; Inc. and Tenet Healthcare Corp. The default rate for the high-yield market increased in 2001 to 9.8%. The last time the annual default rate reached such a level was at the end of the last recession in 1991, when the rate was 10.3%.

WHAT IS YOUR VIEW OF THE MARKET AND THE FUND'S POSITION FOR THE FUTURE?

We expect economic activity to improve as 2002 unfolds, given the substantial monetary and fiscal policy stimulus that occurred in 2001. However, the first quarter will likely remain somewhat weak. We believe that default rates have already peaked and will fall throughout 2002. These factors should lead to tightening yield spreads and good relative performance for high-yield securities. We continue to seek issuers that can survive until business conditions improve as well as those offering attractive risk/return opportunities. We are maintaining positions in stable performers in the health care and consumer nondurable sectors while looking to be more aggressive in high-quality issuers in more economically sensitive sectors such as auto suppliers and hotel operators. Given the difficult economic situation, individual security selection will be crucial to good performance in 2002.

  COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
FEDERATED GVIT HIGH INCOME BOND FUND (CLASS I SHARES) AND
       THE LEHMAN BROTHERS HIGH YIELD INDEX(1,2)

            LBHY Index  High Income Bond Fund
            ----------  ---------------------
10/31/1997       10000                  10000
12/31/1997       10185                  10228
12/31/1998       10348                  10821
12/31/1999       10622                  11166
12/31/2000       10000                  10242
12/31/2001       10528                  10674

 FEDERATED GVIT HIGH INCOME BOND FUND
    Average Annual Total Return
  Periods ended December 31, 2001

                      1 Year   Life(4)
                      -------  -------
Class I shares         -4.22%    1.58%
Class III shares (5)   -4.22%    1.58%

---------------

1 The calculations in the graph assume the reinvestment of dividends and distributions.

2 The Lehman Brothers High Yield Index-an unmanaged index of bonds that are rated below investment grade-gives a broad look at the performance of these securities. Unlike mutual funds, the Lehman Brothers High Yield Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.

3    The Federated GVIT High Income Bond Fund commenced operations October 31,
     1997.

4 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class III shares. Class I shares' average annual total returns reflect the effect of periodic fee waivers or reimbursements. Had Class III shares had the same fee waivers or reimbursements and been in existence during these periods, such shares' average annual returns would have been the same or similar, except as noted below, as what Class I shares produced. This is because Class III shares invest in, or will invest in, the same portfolio of securities as Class I shares and have similar expenses before any fee waivers or reimbursements. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. See "Buying and Selling Fund Shares - Short-Term Trading Fees" on page 42 for more information. Past performance is not predictive of future performance.

Past performance is not predictive of future performance.

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INVESTMENT MANAGEMENT

Investment Adviser

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trustees, GMF also determines the allocation of Fund assets among one or more of the subadvisers and evaluates and monitors the performance of the subadvisers. GMF is also authorized to select and place portfolio investments on behalf of a Fund. GMF was organized in 1999 and manages mutual fund assets. As of December 31, 2001, GMF and its affiliates had approximately $25.5 billion in assets under management, of which approximately $14 billion was managed by GMF.

Each Fund pays GMF a management fee, which is based on the Funds' average daily net assets. The total maximum fee paid by each of the Funds other than the Turner GVIT Growth Focus Fund for the fiscal year ended December 31, 2001-expressed as a percentage of each Fund's average daily net assets-was as follows:

Fund                                                                    Fee
-----------------------------------------------------------------------------

Strong GVIT Mid Cap Growth Fund . . . . . . . . . . . . . . . . . . .  0.90%*
Dreyfus GVIT Mid Cap Index Fund . . . . . . . . . . . . . . . . . . .  0.50%*
Comstock GVIT Value Fund
(formerly Federated GVIT Equity Income Fund). . . . . . . . . . . . .  0.80%*
J.P. Morgan GVIT Balanced Fund. . . . . . . . . . . . . . . . . . . .  0.75%*
MAS GVIT Multi Sector Bond Fund . . . . . . . . . . . . . . . . . . .  0.75%*
Federated GVIT High Income Bond Fund .. . . . . . . . . . . . . . . .  0.80%*

---------------

* Effective May 1, 2001, the contractual management fees for the following Funds have been changed as follows:

Strong GVIT Mid Cap Growth Fund
                 0.90%                                     up to $500 million
                 0.85%                                  $500 million and more

Dreyfus GVIT Mid Cap Index Fund
                 0.50%                                     up to $250 million
                 0.49%                            $250 million - $500 million
                 0.48%                            $500 million - $750 million
                 0.47%                              $750 million - $1 billion
                 0.45%                                    $1 billion and more

Comstock GVIT Value Fund
(formerly Federated GVIT Equity Income Fund)
                 0.80%                                      up to $50 million
                 0.65%                             $50 million - $250 million
                 0.60%                            $250 million - $500 million
                 0.55%                                  $500 million and more

J.P.  Morgan GVIT Balanced Fund
                 0.75%                                     up to $100 million
                 0.70%                                  $100 million and more

MAS GVIT Multi Sector Bond Fund
                 0.75%                                     up to $200 million
                 0.70%                                  $200 million and more

Federated GVIT High Income Bond Fund
                 0.80%                                      up to $50 million
                 0.65%                             $50 million - $250 million
                 0.60%                            $250 million - $500 million
                 0.55%                                  $500 million and more

The Turner GVIT Growth Focus Fund pays GMF a base management fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. Thus, if the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12% and GMF will receive the applicable base fee (the applicable base fee is calculated according to the breakpoint structure listed below). The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations. The SAI contains more detailed information about any possible performance based adjustments. The management fee payable is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                         Minimum   Base   Maximum
Net Assets                   Fee    Fee       Fee
-------------------------------------------------
up to $500 million         0.68%  0.90%     1.12%
500 million-$2 billion     0.62%  0.80%     0.98%
2 billion+                 0.59%  0.75%     0.91%

MANAGEMENT

================================================================================


CHANGES TO THE INVESTMENT MANAGEMENT OF THE STRONG GVIT MID CAP GROWTH FUND

On October 1, 2002, Nationwide Financial Services, Inc. ("NFS"), an affiliate of GMF, acquired Provident Mutual Life Insurance Company ("PMLIC") (the "Acquisition"). As a result of the Acquisition, PMLIC, now known as Nationwide Life Insurance Company of America, became a wholly-owned subsidiary of NFS, and Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC, became Nationwide Life and Annuity Company of America.

Also as a result of the Acquisition, the Nationwide companies now have two separate mutual fund groups (the Trust and the Market Street Fund), each of which is advised by GMF or its affiliates. There are similarities between the investment objectives and strategies of three Funds and three corresponding portfolios of Market Street Fund - the Market Street Mid Cap Growth Portfolio, the Market Street All Pro Large Cap Value Portfolio and the Market Street Balanced Portfolio. The Trust's Board of Trustees has approved a reorganization between each of the Strong GVIT Mid Cap Growth, Comstock GVIT Value and J.P. Morgan GVIT Balanced Funds and its corresponding Market Street Portfolio and believe that such reorganization is in the best interests of each such Fund. Specifically, the Trust entered into an Agreement and Plan of Reorganization pursuant to which, subject to shareholder approval of the applicable Market Street Portfolio, (1) the Market Street Mid Cap Growth Portfolio will sell all of its assets, subject to stated liabilities, to the Strong GVIT Mid Cap Growth Fund in exchange for Class IV shares of that Fund (the accounting and performance survivor of this reorganization will be the Market Street Mid Cap Growth Portfolio), (2) the Market Street All Pro Large Cap Value Portfolio will sell all of its assets, subject to stated liabilities, to the Comstock GVIT Value Fund in exchange for Class IV shares of that Fund (the accounting and performance survivor of this reorganization will be the Comstock GVIT Value
Fund) and (3) The Market Street Balanced Portfolio will sell all of its assets, subject to stated liabilities, to the J.P. Morgan GVIT Balanced Fund in exchange for Class IV shares of that Fund (the accounting and performance survivor of this reorganization will be the J.P. Morgan GVIT Balanced Fund). The applicable Market Street Portfolio will then distribute such Class IV shares to its shareholders in complete liquidation and dissolution.

With respect to the Strong GVIT Mid Cap Growth Fund, at the time of the reorganization, which is expected to be completed on or about April 28, 2003, GMF will assume direct investment management responsibility for the Fund, and it will be renamed the Gartmore GVIT Mid Cap Growth Fund. At that time the investment advisory fee for the reorganized fund will also be decreased as follows:

Fee Net                                Assets
---------------------------------------------
0.75%                      up to $200 million
0.70%                   $200 million and more

If the reorganization is not approved by the shareholders of the Market Street Mid Cap Growth Fund, GMF will still assume direct investment management of the Strong GVIT Mid Cap Growth Fund, the Fund's name will be changed and the investment advisory fee will be decreased on or about May 1, 2003. At the time GMF takes over direct management of the Strong GVIT Mid Cap Growth Fund, some modifications will be made to the Objective and Principal Strategies of the Fund.

MULTI-MANAGEMENT STRUCTURE

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate subadvisers unaffiliated with GMF without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.

GMF provides the following oversight and evaluation services to the Funds:

-    performing initial due diligence on prospective subadvisers for the Funds

- monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations

-    communicating performance expectations and evaluations to the subadvisers

- ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent changes of subadvisers.

GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

================================================================================


THE SUBADVISERS. Subject to the supervision of GMF and the Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

SUBADVISORY FEE STRUCTURE

STRONG GVIT MID CAP GROWTH FUND: Out of its management fee, GMF paid Strong Capital Management an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.50%.

DREYFUS GVIT MID CAP INDEX FUND: Out of its management fee, GMF paid The Dreyfus Corporation an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets, of 1.10%.

COMSTOCK VALUE FUND: Out of its management fee, GMF pays VKAM an annual subadvisory fee, based on the Fund's daily net assets, as follows:

Fee                                                     Net Assets
------------------------------------------------------------------
0.35%                                            up to $50 million
0.30%                                   $50 million - $250 million
0.25%                                  $250 million - $500 million
0.20%                                        $500 million and more

For the fiscal year ended December 31, 2001, GMF paid the Fund's previous subadviser, Federated Investment Counseling, an annual subadvisory fee, based on the Fund's daily net assets of 0.39%.

FEDERATED GVIT HIGH INCOME BOND FUND: Out of its management fee, GMF paid Federated Investment Counseling an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.33%.

J.P. MORGAN GVIT BALANCED FUND: Out of its management fee, GMF paid J.P. Morgan Investment Management, Inc. an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.34%.

MAS GVIT MULTI SECTOR BOND FUND: Out of its management fee, GMF paid Morgan Stanley Investments LP an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets of 0.30%.

TURNER GVIT GROWTH FOCUS FUND: Turner Investment Partners, Inc. (Turner) is the subadviser of the Fund. For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted upward or downward if the Fund out- or under-performs its benchmark, the Russell 1000 Growth Index, over a 36 month period. No adjustment will take place if the under- or overperformance is less than 12% and the subadviser will receive the base fee listed below. The SAI contains more detailed information about any possible performance-based adjustments. The subadvisory fee is payable annually and is based on the Fund's average daily net assets and included breakpoints so fees decrease as assets increase:

                         MINIMUM   BASE   MAXIMUM
NET ASSETS                 FEE      FEE     FEE
-----------------------  --------  -----  --------
up to $500 million. . .     0.33%  0.55%     0.77%
500 million-$2 billion.     0.27%  0.45%     0.63%
2 billion and more. . .     0.24%  0.40%     0.56%

Out of its management fee, GMF paid Turner an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the Fund's daily net assets, of 0.52%.

THE DREYFUS CORPORATION (DREYFUS) is the subadviser for the Dreyfus GVIT Mid Cap Index Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2001, Dreyfus managed or administered approximately $185 billion in assets for approximately 1.6 million investor accounts nationwide.

MID CAP INDEX FUND PORTFOLIO MANAGER: Steven A. Falci has primary responsibility for the management of the Dreyfus GVIT Mid Cap Index Fund and has held that position since September 1999. He has been employed by Dreyfus since February 1996 and by Mellon Equity, an affiliate of Dreyfus, since 1994. He had previously been Managing Director-Pension Investments at NYNEX Pension Fund and the NYNEX Foundation. Mr. Falci is a member of the Association for Investment Management and Research. He earned an MBA in finance and a BS in economics from New York University.

FEDERATED INVESTMENT COUNSELING (FEDERATED), a subsidiary of Federated Investors, Inc., is the subadviser for the Federated GVIT High Income Bond Fund. It has offices located at Federated Investors Tower, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated had approximately $180 billion in assets under management, representing the assets of other mutual funds and private accounts.

HIGH INCOME BOND FUND PORTFOLIO MANAGER: Mark E. Durbiano has been primarily responsible for the day-to-day management of the Federated GVIT High Income Bond Fund's portfolio since its inception. Mr. Durbiano joined Federated Investors, Inc. in 1982 and has been a Senior Vice President of a subsidiary of the subadviser since 1996.

MANAGEMENT

================================================================================


J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2001, the subadviser and its affiliates had over $600 billion in assets under management.

BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Rhonda Kershner, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Kershner joined J.P. Morgan in 1984 and has held positions in derivatives trading as well as in asset allocation research. She is also a member of the Asset Allocation Services Group, specializing in global tactical asset allocation.

MORGAN STANLEY INVESTMENTS LP (MSI) is a subadviser for the MAS GVIT Multi Sector Bond Fund. MSI is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. MSI is owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (Morgan Stanley) and is part of Morgan Stanley Investment Management (MS Investment Management). MSI provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, together with its affiliated asset management companies, MS Investment Management had in excess of $416 billion in assets under management with $159 billion in institutional assets.

MULTI SECTOR BOND FUND PORTFOLIO MANAGERS: The Multi Sector Bond Fund is managed by MSI's Taxable Fixed Income Team. Current members of the team include Thomas
L.  Bennett, W.  David Armstrong and Roberto M.  Sella.

Thomas L. Bennett, Managing Director of the firm, joined MSI in 1984. He joined the management teams for the following Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds on the following dates: Fixed Income Portfolio, 1984; Domestic Fixed Income Portfolio, 1990; Fixed Income Portfolio II, 1990; Special Purpose Fixed Income and Balanced Portfolios, 1992; and the Multi-Asset Class Portfolio, 1994.

W. David Armstrong, Managing Director of the firm, joined MSI in 1998. He joined the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio in 1998.

Roberto M. Sella, Managing Director of the firm, joined MSI in 1992. He joined the management team for the Morgan Stanley Institutional Fund Trust (formerly MAS Funds) mutual funds Fixed Income Portfolio in 1998.

STRONG CAPITAL MANAGEMENT INC. (STRONG), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for the Strong GVIT Mid Cap Growth Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $46 billion as of December 31, 2001.

MID CAP GROWTH FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Derek V.W. Felske, are co-portfolio managers for the Fund. Together they are primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Ognar, a Chartered Financial Analyst (CFA) with more than 30 years of investment experience, is primarily responsible for the Strong GVIT Mid Cap Growth Fund's portfolio. He also manages the Strong Growth Fund and the Strong Growth 20 Fund; he co-manages the Strong Advisor Mid Cap Growth Fund, the Strong Advisor Focus Fund, the Strong Large Cap Growth Fund and the Strong Mid Cap Growth Fund II.

Mr. Felske, CFA has over 16 years of investment experience. Prior to joining Strong in 1999, he served as Chief Executive Officer and portfolio manager for Leawood Capital Management LLC and a Vice President and portfolio manager for Twentieth Century Companies, Inc. He was a member of RCM Capital Management's portfolio management team. Mr. Felske earned a B.A. degree in economics from Dartmouth College and an M.B.A. degree in finance and accounting from the Wharton Business School.

TURNER INVESTMENT PARTNERS, INC. (TURNER), 1235 Westlakes Drive, Suite 350, Berwyn PA 19312-2414, an SEC-registered investment adviser, serves as the subadviser to the Turner GVIT Growth Focus Fund. Turner, which was founded in 1990, serves as investment adviser to other investment companies, as well as other separate investment portfolios. As of December 31, 2001, Turner had approximately $9.2 billion in assets under management.

GROWTH FOCUS FUND PORTFOLIO MANAGERS: The Turner GVIT Growth Focus Fund is co-managed by Robert E. Turner, Christopher K. McHugh and William C. McVail.

================================================================================


Robert E. Turner, CFA, Chairman and Chief Investment Officer, joined Turner in 1990 and has over 19 years of investment experience. Christopher K. McHugh also joined Turner in 1990. Mr. McHugh is a Senior Portfolio Manager/ Security Analyst and has over 14 years of investment experience. William C. McVail, CFA is a Senior Portfolio Manager/Security Analyst and has over 13 years of investment experience. Prior to joining Turner in 1998, Mr. McVail was a portfolio manager at PNC Equity Advisers.

VAN KAMPEN ASSET MANAGEMENT, INC. (VKAM), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (Van Kampen). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and has more than $416 billion under management or supervision as of March 31, 2002. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

COMSTOCK GVIT VALUE FUND PORTFOLIO MANAGERS: The Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder has been a Vice President of VKAM since February 1999 and became an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc.

Mr. Holt has been a Vice President of VKAM since August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.

BUYING AND SELLING FUND SHARES

================================================================================


WHO CAN BUY SHARES OF THE FUNDS

Class I shares and Class III of the Funds are sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, (collectively, "Nationwide") to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts). Class III shares may be subject to a short-term trading fee as described below. Class II shares may be sold to separate accounts of other insurance companies that are not affiliates with Nationwide or the Funds and to certain Nationwide separate accounts if Nationwide affiliates provide additional services necessary for it to receive 12b-1 fees.

Class IV shares of the Strong GVIT Mid Cap Growth, Comstock GVIT Value and J.P. Morgan GVIT Balanced Funds will be sold to separate accounts of

- Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) (NLICA);

- Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America) (NLACA); and

-    National Life Insurance Company of Vermont (NLIC)

to fund benefits payable under the NLICA, NLACA and NLIC variable insurance contracts. The Trust has entered into an Agreement and Plan of Reorganization with Market Street Fund pursuant to which, subject to shareholder approval of the applicable Market Street Fund Portfolio, (1) the Market Street Mid Cap Growth Portfolio will sell all of its assets, subject to stated liabilities, to the Strong GVIT Mid Cap Growth Fund in exchange for Class IV shares of that Fund, (2) the Market Street All Pro Large Cap Value Portfolio will sell all of its assets, subject to stated liabilities, to the Comstock GVIT Value Fund in exchange for Class IV shares of that Fund, and (3) the Market Street Balanced Portfolio will sell all of its assets, subject to stated liabilities, to the J.P. Morgan GVIT Balanced Fund in exchange for Class IV shares of that Fund. The Market Street Portfolios then will distribute such Class IV shares to shareholders in complete liquidation and dissolution. Class IV shares of the Funds will only be available through NLICA, NLACA and NLIC variable insurance contracts that were available on or before April 28, 2003.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

Each Fund sells Class I and Class III shares to separate accounts of Nationwide and may also sell Class II shares to separate accounts of other unaffiliated insurance companies and of Nationwide in limited circumstances. In addition, assuming shareholder approval as described above, Class IV shares of the Strong GVIT Mid Cap Growth, Comstock GVIT Value Fund and the J.P. Morgan GVIT Balanced Fund will be sold to separate accounts of NLICA, NLACA and NLIC. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of these variable insurance contracts. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of these Funds and shares of another Fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Gartmore Distribution Services, Inc.

PURCHASE PRICE

The purchase price of each share of a Fund is its "net asset value" (or NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, net assets are based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the assets of a Fund allocable to such class, less its liabilities allocable to that class, divided by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time) on each day the Exchange is open for trading.

The Funds do not determine NAV on the following days:

-    New Year's Day
-    Martin Luther King Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day

================================================================================


-    Independence Day
-    Labor Day
-    Thanksgiving Day
-    Christmas Day
-    other days when the New York Stock Exchange is not open.

A Fund reserves the right not to determine NAV when:

-    It Fund has not received any orders to purchase, sell, or exchange shares
-    Changes in the value of the Fund's portfolio do not affect its NAV.

If current prices are not available for a security, or if Gartmore SA Capital Trust (GSA), as the Fund's administrator or its agent determines that the price of a security does not represent its fair value, the security may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

A Fund may delay or refuse any exchange, transfer or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

SHORT-TERM TRADING FEES

Short-term trading may be defined as frequent, short-term exchange activity for the purpose of profiting from day to day fluctuations in the Fund's share price. This activity increases portfolio management expenses and disrupts portfolio management strategies. This, in turn, increases the probability that portfolio performance will be negatively impacted for all variable insurance contract owners indirectly investing in a Fund.

For these reasons, some of the Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner. A separate account that redeems Class III shares on behalf of a variable insurance contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the variable insurance contract owner for 60 days or less. For this purpose, if Class III shares were purchased on separate days, the Class III shares held on behalf of the variable insurance contract owner the longest will be treated as being redeemed first and the Class III shares held on behalf of the variable insurance contract owner the shortest as being redeemed last.

The short-term trading fees are deducted from the proceeds of the affected Fund when a short-term redemption within the variable insurance contract occurs (i.e. the affected Fund is held 60 days or less) by the insurance company on behalf of the Fund, and they are intended to discourage variable insurance contract owners from short-term trading of Class III shares. They are designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by shortterm trading.

This fee will not apply to redemptions made by a separate account on behalf of a variable insurance contract owner that are not defined by the Fund as "short-term trading." These redemptions within a variable insurance contract include, but are not limited to, the redemptions made by the separate account for the following variable insurance owner transactions:

1. Scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging
2. Variable insurance contract withdrawals or loans, including required minimum distributions
3. Redemptions due to the movement of funds at annuitization of a variable insurance contract or resulting from the death of a variable insurance contract owner.

DISTRIBUTION PLAN

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits a Fund to compensate the distributor for the Funds for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under that Distribution Plan, a Fund that has Class II shares pays its distributor from its Class II shares, a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the Fund's Class II Shares' average daily net assets.

DISRIBUTION AND TAXES

================================================================================


Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

FINANCIAL HIGHLIGHTS

================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or for the period of the Fund's operations if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT WILL BE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LESS THAN THOSE SHOWN. If financial highlights are not presented in the table for particular class, that class had not commenced operations as of June 30, 3002.

The information for the years ended December 31, 2002, 2001, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements. is included in the annual report, which is available upon request.

                                                                  STRONG GVIT MID CAP GROWTH FUND
                                                            (FORMERLY, STRONG NSAT MID CAP GROWTH FUND)
                                                                           CLASS I SHARES
                                  -----------------------------------------------------------------------------------------------
                                    SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                       ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   JUNE 30, 2002      2001 (a)          2000            1999            1998          1997 (b)
                                  ---------------  --------------  --------------  --------------  --------------  --------------
                                    (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD             $        11.59   $       16.63   $       20.44   $       11.70   $       10.21   $       10.00
                                  ---------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)             (0.05)          (0.07)          (0.06)          (0.01)              -            0.01
  Net realized and unrealized
    gains (losses) on investments          (2.70)          (4.97)          (2.92)           9.87            1.49            0.21
                                  ---------------  --------------  --------------  --------------  --------------  --------------
      Total investment activities          (2.75)          (5.04)          (2.98)           9.86            1.49            0.22
                                  ---------------  --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                        -               -               -               -               -           (0.01)
  Net realized gains                           -               -           (0.83)          (1.12)              -               -
                                  ---------------  --------------  --------------  --------------  --------------  --------------
    Total distributions                        -               -           (0.83)          (1.12)              -           (0.01)
                                  ---------------  --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                   $         8.84   $       11.59   $       16.63   $       20.44   $       11.70   $       10.21
                                  ===============  ==============  ==============  ==============  ==============  ==============
Total Return                          (23.73%)(c)        (30.31%)        (15.38%)          84.75%          14.59%        2.20% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period
    (000)                         $      133,810   $     169,323   $     244,804   $      99,091   $      10,342   $    1,347
  Ratio of expenses to average
    Net assets (e)                      1.14% (d)           1.00%           1.00%           1.00%           1.00%        1.00% (d)
  Ratio of net investment income
    (loss) to average net assets (f)   (0.88%)(d)         (0.54%)         (0.40%)         (0.15%)         (0.04%)        0.68% (d)
  Portfolio turnover                      230.61%         635.03%         632.95%         637.83%         369.83%          27.32%

---------------------------------------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not annualized.

(d)  Annualized.

(e)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion  of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 1.15% for the period ended June 30, 2002, 1.18% for the year ended December 31, 2001, 1.17% for the year ended December 31, 2000, 1.23%
     for the year ended December 31, 1999, 1.55% for the year ended December 31, 1998, and 6.33% for the year ended December
     31, 1997.

(f)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income (loss) ratio for the Class I shares would have been
     (0.89%) for the period ended June 30, 2002, (0.72%) for the year ended December 31, 2001, (0.57%) for the year ended
     December 31, 2000, (0.38%) for the year ended December 31, 1999, (0.59%) for the year ended December 31, 1998 and (4.65%)
     for the period ended December 31, 1997.


=======================================================================================================================


                                                           DREYFUS GVIT MID CAP INDEX FUND
                                                      (FORMERLY, STRONG NSAT MID CAP GROWTH FUND)
                                      ---------------------------------------------------------------------------------
                                                                        CLASS I SHARES
                                      ---------------------------------------------------------------------------------
                                        SIX MONTHS       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                           ENDED        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                       JUNE 30, 2002      2001 (A)           2000             1999            1998
                                      ---------------------------------------------------------------------------------
                                        (UNAUDITED)
NET ASSET VALUE -
  BEGINNING
  OF PERIOD                           $        13.17   $       13.55   $         12.32   $       10.92   $        9.94
                                      ---------------  --------------  ----------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                  0.02            0.07              0.07            0.05            0.09
  Net realized and unrealized gains
   (losses) on investments                     (0.51)          (0.25)             1.79            2.21            0.98
                                      ---------------  --------------  ----------------  --------------  --------------
      Total investment activities              (0.49)          (0.18)             1.86            2.26            1.07
                                      ---------------  --------------  ----------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                        (0.02)          (0.07)            (0.09)          (0.03)          (0.08)
  Net realized gains                           (0.04)          (0.13)            (0.54)          (0.83)              -
  Tax return of capital                            -               -                 -               -           (0.01)
                                      ---------------  --------------  ----------------  --------------  --------------
    Total distributions                        (0.06)          (0.20)            (0.63)          (0.86)          (0.09)
                                      ---------------  --------------  ----------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                       $        12.62   $       13.17   $         13.55   $       12.32   $       10.92
                                      ===============  ==============  ================  ==============  ==============
Total Return                              (3.70%) (e)         (1.30%)            15.21%          20.92%          10.81%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)  $      328,246   $     257,623   $       145,350   $      20,259   $      10,849
  Ratio of expenses to average
  net assets (g)                            0.73% (f)           0.65%             0.65%           1.03%           1.20%
  Ratio of net investment
  Income (loss)
    to average net assets (h)               0.30% (f)           0.53%             0.68%           0.56%           0.79%
  Portfolio turnover (i)                       12.85%          28.43%            83.45%         275.04%         119.37%


                                                      |   CLASS II SHARES
                                      --------------  |  ------------------
                                       PERIOD ENDED   |        PERIOD
                                       DECEMBER 31,   |        ENDED
                                         1997 (b)     |  JUNE 30, 2002 (c)
                                      --------------  |  ------------------
                                                      |     (UNAUDITED)
NET ASSET VALUE -                                     |
  BEGINNING                                           |
  OF PERIOD                           $       10.00   |  $           13.64
                                      --------------  |  ------------------
INVESTMENT ACTIVITIES:                                |
  Net investment income (loss)                 0.02   |               - (d)
  Net realized and unrealized gains                   |
   (losses) on investments                    (0.06)  |              (0.98)
                                      --------------  |  ------------------
      Total investment activities             (0.04)  |              (0.98)
                                      --------------  |  ------------------
DISTRIBUTIONS:                                        |
  Net investment income                       (0.02)  |              (0.01)
  Net realized gains                              -   |              (0.04)
  Tax return of capital                           -   |                  -
                                      --------------  |  ------------------
    Total distributions                       (0.02)  |              (0.05)
                                      --------------  |  ------------------
NET ASSET VALUE -                                     |
  END OF PERIOD                       $        9.94   |  $           12.61
                                      ==============  |  ==================
Total Return                             (0.36%) (e)  |         (7.14%) (e)
RATIOS/SUPPLEMENTAL DATA:                             |
  Net Assets, at end of period (000)  $       3,214   |  $             129
  Ratio of expenses to average                        |
  net assets (g)                           1.20% (f)  |           0.84% (f)
  Ratio of net investment                             |
  Income (loss)                                       |
    to average net assets (h)              1.55% (f)  |               0.00%
  Portfolio turnover (i)                       7.81%  |              12.85%

------------------------------------------------------------------------------------------------------------------
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  For the period from May 6, 2002 (commencement of operations) through June 30, 2002.
(d)  Net investment income (loss) is based on average shares outstanding during the period.
(e)  Not annualized.
(f)  Annualized.
(g)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been
     0.74% for the period ended June 30, 2002, 0.78% for the year ended December 31, 2001, 0.90% for the year ended December 31, 2000, 1.74% for the year ended December 31, 1999, 1.54% for the year ended December 31,
     1998, and 3.31% for the year ended December 31, 1997.
(h)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income (loss) ratio for Class I shares would have been 0.29% for the period ended June 30, 2002, 0.40% for the year ended December 31, 2001,
     0.43% for the year ended December 31, 2000, (0.15%) for the year ended December 31, 1999, 0.45% for the year ended December 31, 1998, and (0.56%) for the year ended December 31, 1997.
(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS

=================================================================================================================================


                                                                                    TURNER GVIT GROWTH FOCUS FUND
                                                                             (FORMERLY, TURNER NSAT GROWTH FOCUS FUND)
                                                              -------------------------------------------------------------------
                                                                                  CLASS I SHARES                CLASS III SHARES
                                                              -----------------------------------------------  ------------------
                                                                SIX MONTHS       YEAR ENDED     PERIOD ENDED      PERIOD ENDED
                                                                   ENDED        DECEMBER 31,    DECEMBER 31,        JUNE 30,
                                                               JUNE 30, 2002      2001 (A)        2000 (B)          2002 (C)
                                                              -----------------------------------------------  ------------------
                                                                (UNAUDITED)                                       (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $         3.64   $        5.97   $       10.00   $            2.73
                                                              ---------------  --------------  --------------  ------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                         (0.01)          (0.02)          (0.01)               - (d)
  Net realized and unrealized gains (losses) on investments            (1.27)          (2.31)          (4.02)              (0.37)
                                                              ---------------  --------------  --------------  ------------------
    Total investment activities                                        (1.28)          (2.33)          (4.03)              (0.37)
                                                              ---------------  --------------  --------------  ------------------
NET ASSET VALUE - END OF PERIOD                               $         2.36   $        3.64   $        5.97   $            2.36
                                                              ===============  ==============  ==============  ==================
Total Return (e)                                                 (35.16%) (e)        (39.03%)    (40.30%) (e)            (13.55%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                          $        6,685   $      13,044   $       5,530   $             318
  Ratio of expenses to average net assets                           1.05% (g)       1.33% (g)       1.35% (g)           0.89% (f)
Ratio of net investment income (loss) to average net assets       (0.62%) (h)     (0.77%) (h)     (0.55%) (h)          (0.17%)(f)
    Portfolio turnover (i)                                            526.63%        1256.23%         867.40%             526.63%

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.
(d)  Net investment income (loss) is based on average shares outstanding during the period.
(e)  Not annualized.
(f)  Annualized.
(g)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 1.05% for the period ended
     June 30, 2002, 1.97% for the year ended December 31, 2001, and 5.03% for the period ended December 31, 2000.
(h)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income (loss) ratio for the Class I shares would have been
     (0.62%) for the period ended June 30, 2002, (1.41%) for the year ended December 31, 2001, and (4.23%) for the year ended
     December 31, 2000.
(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


===============================================================================================================================


                                                                           COMSTOCK GVIT VALUE FUND
                                             (FORMERLY, FEDERATED GVIT EQUITY INCOME FUND AND FEDERATED NSAT EQUITY INCOME FUND)
                                                                                CLASS I SHARES
                                               -------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                JUNE 30, 2002      2001 (A)          2000            1999            1998
                                               ---------------  --------------  --------------  --------------  --------------
                                                 (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                            $        10.38   $       11.99   $       13.53   $       11.47   $       10.16
                                               ---------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           0.07            0.15            0.12            0.05            0.10
  Net realized and unrealized
    Gains (losses) on investments                       (1.53)          (1.61)          (1.54)           2.06            1.44
                                               ---------------  --------------  --------------  --------------  --------------
      Total investment activities                       (1.46)          (1.46)          (1.42)           2.11            1.54
                                               ---------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                 (0.07)          (0.15)          (0.12)          (0.04)          (0.10)
  Net realized gains                                        -               -               -           (0.01)          (0.13)
                                               ---------------  --------------  --------------  --------------  --------------
    Total distributions                                 (0.07)          (0.15)          (0.12)          (0.05)          (0.23)
                                               ---------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                $         8.85   $       10.38   $       11.99   $       13.53   $       11.47
                                               ===============  ==============  ==============  ==============  ==============
Total Return                                       (14.16%)(c)        (12.15%)        (10.62%)          18.49%          15.13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $       44,448   $      52,848   $      55,951   $      29,189   $      14,194
  Ratio of expenses to average net assets (e)        1.04% (d)           0.95%           0.95%           0.95%           0.95%
  Ratio of net investment income (loss)
    to average net assets (f)                        1.29% (d)           1.41%           0.96%           0.43%           1.11%
  Portfolio turnover                                   139.69%         127.03%          72.32%          45.16%          49.12%


                                                PERIOD ENDED
                                                DECEMBER 31,
                                                  1997 (B)
                                               --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                            $       10.00
                                               --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                          0.02
  Net realized and unrealized
    Gains (losses) on investments                       0.16
                                               --------------
      Total investment activities                       0.18
                                               --------------
DISTRIBUTIONS:
  Net investment income                                (0.02)
  Net realized gains                                       -
                                               --------------
    Total distributions                                (0.02)
                                               --------------
NET ASSET VALUE -
  END OF PERIOD                                $       10.16
                                               ==============
Total Return                                        1.77% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $    1,610
  Ratio of expenses to average net assets (e)       0.95% (d)
  Ratio of net investment income (loss)
    to average net assets (f)                       1.34% (d)
  Portfolio turnover                               14.52%

------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.
(e)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 1.05% for the period ended
     June 30, 2002, 1.09% for the year ended December 31, 2001, 1.11% for the year ended December 31, 2000, 1.09% for the year ended December 31, 1999, 1.15% for the year ended December 31, 1998, and 5.63% for the year ended December 31, 1997.
(f)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income (loss) ratio for Class I Shares would have been 1.28%
     for the period ended June 30, 2002, 1.27% for the year ended December 31, 2001, 0.80% for the year ended December 31, 2000,
     0.29% for the year ended December 31, 1999, 0.91% for the year ended December 31, 1998 and (3.34%) for the period ended
     December 31, 1997.

FINANCIAL HIGHLIGHTS

===============================================================================================================================


                                                                         J.P. MORGAN GVIT BALANCED FUND
                                                                   (FORMERLY, J.P. MORGAN NSAT BALANCED FUND)
                                                                                 CLASS I SHARES
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 JUNE 30, 2002      2001 (a)          2000            1999            1998
                                                ---------------  --------------  --------------  --------------  --------------
                                                  (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                             $         9.40   $       10.00   $       10.31   $       10.58   $       10.10
                                                ---------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                            0.11            0.22            0.28            0.37            0.30
  Net realized and unrealized
    gains (losses) on investments and futures            (0.90)          (0.60)          (0.30)          (0.28)           0.51
                                                ---------------  --------------  --------------  --------------  --------------
      Total investment activities                        (0.79)          (0.38)          (0.02)           0.09            0.81
                                                ---------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  (0.10)          (0.22)          (0.29)          (0.36)          (0.30)
  Net realized gains                                         -               -               -               -           (0.03)
                                                ---------------  --------------  --------------  --------------  --------------
      Total distributions                                (0.10)          (0.22)          (0.29)          (0.36)          (0.33)
                                                ---------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                   $         8.51   $        9.40   $       10.00   $       10.31   $       10.58
                                                ===============  ==============  ==============  ==============  ==============
Total Return                                         (8.49%)(c)         (3.77%)         (0.35%)           0.87%           8.07%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)            $      149,357   $     149,875   $     112,577   $      78,157   $      40,885
  Ratio of expenses to average net assets (e)         0.98% (d)           0.90%           0.90%           0.90%           0.90%
  Ratio of net investment income (loss)
    to average net assets (f)                         2.27% (d)           2.34%           2.86%           3.68%           3.81%
  Portfolio turnover                                    128.54%         181.89%         252.43%         103.69%         137.35%


                                                 PERIOD ENDED
                                                 DECEMBER 31,
                                                   1997 (b)
                                                --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                             $       10.00
                                                --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           0.05
  Net realized and unrealized
    gains (losses) on investments and futures            0.10
                                                --------------
      Total investment activities                        0.15
                                                --------------
DISTRIBUTIONS:
  Net investment income                                 (0.05)
  Net realized gains                                        -
                                                --------------
      Total distributions                               (0.05)
                                                --------------
NET ASSET VALUE -
END OF PERIOD                                   $       10.10
                                                ==============
Total Return                                         1.46% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)            $   1,866
  Ratio of expenses to average net assets (e)        0.90% (d)
  Ratio of net investment income (loss)
    to average net assets (f)                        4.08% (d)
  Portfolio turnover                                 0.19%

-------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.
(e)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 0.99% for the period ended June
     30, 2002, 1.03% for the year ended December 31, 2001, 1.07% for the year ended December 31, 2000, 1.00% for the year ended
     December 31, 1999, 0.96% for the year ended December 31, 1998, and 4.90% for the year ended December 31, 1997.
(f)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income ratio for the Class I shares would have been 2.26% for the period ended June 30, 2002, 2.21% for the year ended December 31, 2001, 2.69% for the year ended December 31, 2000, 3.58% for the year ended December 31, 1999, 3.75% for the year ended December 31, 1998, and 0.08% for the period ended December 31,
     1997.


==============================================================================================================================


                                                                      MAS GVIT MULTI SECTOR BOND FUND
                                                                 (FORMERLY, MAS NSAT MULTI SECTOR BOND FUND)
                                                                                CLASS I SHARES
                                               -------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                JUNE 30, 2002      2001 (A)          2000            1999            1998
                                               ---------------  --------------  --------------  --------------  --------------
                                                 (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                            $         9.14   $        9.28   $        9.37   $        9.82   $       10.05
                                               ---------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           0.24            0.54            0.61            0.61            0.48
  Net realized and unrealized
    Gains (losses) on investments                       (0.05)          (0.16)          (0.10)          (0.47)          (0.22)
                                               ---------------  --------------  --------------  --------------  --------------
      Total investment activities                        0.19            0.38            0.51            0.14            0.26
                                               ---------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                 (0.27)          (0.52)          (0.60)          (0.59)          (0.47)
  Net realized gains                                        -               -               -               -           (0.01)
  Tax return of capital                                     -               -               -               -           (0.01)
                                               ---------------  --------------  --------------  --------------  --------------
    Total distributions                                 (0.27)          (0.52)          (0.60)          (0.59)          (0.49)
                                               ---------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                  $         9.06   $        9.14   $        9.28   $        9.37   $        9.82
                                               ===============  ==============  ==============  ==============  ==============
Total Return 2.06% (c)                                   4.19%           5.65%           1.56%           2.60%       1.04% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      186,111   $     177,324   $     132,227   $      72,862   $      36,965
  Ratio of expenses to average net assets (e)        1.01% (d)           0.90%           0.90%           0.90%           0.90%
  Ratio of net investment income (loss)
    to average net assets (f)                        5.09% (d)           5.99%           7.07%           7.03%           6.42%
  Portfolio turnover                                   201.99%         340.49%         399.03%         242.89%         287.69%


                                                PERIOD ENDED
                                                DECEMBER 31,
                                                  1997 (B)
                                               --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                            $       10.00
                                               --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                          0.05
  Net realized and unrealized
    Gains (losses) on investments                       0.05
                                               --------------
      Total investment activities                       0.10
                                               --------------
DISTRIBUTIONS:
  Net investment income                                (0.05)
  Net realized gains                                       -
  Tax return of capital                                    -
                                               --------------
    Total distributions                                (0.05)
                                               --------------
NET ASSET VALUE -
END OF PERIOD                                  $       10.05
                                               ==============
Total Return 2.06% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $       2,032
  Ratio of expenses to average net assets (e)       0.90% (d)
  Ratio of net investment income (loss)
    to average net assets (f)                       4.77% (d)
  Portfolio turnover                               48.90%

------------------------------------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.
(e)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 1.01% for the period ended June
     30, 2002, 1.04% for the year ended December 31, 2001, 1.09% for the year ended December 31, 2000, 1.02% for the year ended
     December 31, 1999, 0.96% for the year ended December 31, 1998, and 4.41% for the year ended December 31, 1997.
(f)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income ratio for the Class I shares would have been 5.09% for the period ended June 30, 2002, 5.85% for the year ended December 31, 2001, 6.88% for the year ended December 31, 2000, 6.91% for the year ended December 31, 1999, 6.36% for the year ended December 31, 1998, and 1.26% for the period ended December 31,
     1997.


==============================================================================================================================


                                                                  FEDERATED GVIT HIGH INCOME BOND FUND
                                                            (FORMERLY, FEDERATED NSAT HIGH INCOME BOND FUND)
                                                                              CLASS I SHARES
                                               -------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                JUNE 30, 2002      2001 (A)          2000            1999            1998
                                               ---------------  --------------  --------------  --------------  --------------
                                                 (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                            $         7.44   $        7.89   $        9.52   $       10.04   $       10.12
                                               ---------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           0.32            0.76            0.89            0.83            0.66
  Net realized and unrealized gains (losses)
    on investments                                      (0.33)          (0.45)          (1.62)          (0.52)          (0.08)
                                               ---------------  --------------  --------------  --------------  --------------
      Total investment activities                       (0.01)           0.31           (0.73)           0.31            0.58
                                               ---------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                 (0.31)          (0.76)          (0.89)          (0.83)          (0.66)
  Tax return of capital                                     -               -           (0.01)              -               -
                                               ---------------  --------------  --------------  --------------  --------------
      Total distributions                               (0.31)          (0.76)          (0.90)          (0.83)          (0.66)
                                               ---------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                  $         7.12   $        7.44   $        7.89   $        9.52   $       10.04
                                               ===============  ==============  ==============  ==============  ==============
Total Return                                        (0.30%)(c)           4.22%         (8.28%)           3.19%           5.80%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $      133,417   $     114,022   $      78,631   $      64,754   $      36,630
  Ratio of expenses to average net assets (e)        0.96% (d)           0.95%           0.95%           0.95%           0.95%
  Ratio of net investment income (loss)
    to average net assets (f)                        8.69% (d)           9.96%          10.44%           8.81%           7.88%
  Portfolio turnover                                    19.67%          31.64%          18.12%          22.04%          24.25%


                                                PERIOD ENDED
                                                DECEMBER 31,
                                                  1997 (B)
                                               --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                            $       10.00
                                               --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                          0.11
  Net realized and unrealized gains (losses)
    on investments                                      0.12
                                               --------------
      Total investment activities                       0.23
                                               --------------
DISTRIBUTIONS:
  Net investment income                                (0.11)
  Tax return of capital                                    -
                                               --------------
      Total distributions                              (0.11)
                                               --------------
NET ASSET VALUE -
END OF PERIOD                                  $       10.12
                                               ==============
Total Return                                        2.28% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)           $   6,029
  Ratio of expenses to average net assets (e)       0.95% (d)
  Ratio of net investment income (loss)
    to average net assets (f)                       6.96% (d)
  Portfolio turnover                                7.37%

----------------------------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.
(e)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio for Class I shares would have been 0.97% for the period ended
     June 30, 2002, 1.03% for the year ended December 31, 2001, 1.12% for the year ended December 31, 2000, 1.15% for the year ended December 31, 1999, 1.12% for the year ended December 31, 1998, and 2.18% for the year ended December 31, 1997.
(f)  Such ratios are after any management fee waivers and expense reimbursements. Had GMF not waived a portion of its fees or reimbursed other expenses for the Fund, the net investment income ratio for the Class I shares would have been 8.68% for the period ended June 30, 2002, 9.88% for the year ended December 31, 2001, 10.27% for the year ended December 31, 2000, 8.61% for the year ended December 31, 1999, 7.71% for the year ended December 31, 1998, and 5.73% for the period  ended December 31,
     1997.


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INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents - which may be obtained free of charge - contain additional information about the Funds:

- Statement of Additional Information (incorporated by reference into this Prospectus)

-    Annual Report

-    Semi-Annual Report

To obtain a document free of charge, call 1-800-848-6331 or contact your variable insurance provider.

INFORMATION FROM THE SECURITIES
AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA
THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-3213


GARTMORE FUNDS


Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

WWW.GARTMOREFUNDS.COM                                           FND-0017 11/02